UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  January 20, 2009


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)


         Nevada                   001-14237                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                733 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)


                              (212) 599-8000
           (Registrant's telephone number, including area code)


      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      Financial Federal Corporation issued a press release on January 20, 2009 announcing the Executive Committee of its Board of Directors authorized a $35.3 million increase in its common stock and convertible debt repurchase program. This increased the amount available under the program to $55.0 million. The press release is attached as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits:

     The following exhibits are filed herewith:

99.1   Press release dated January 20, 2009


                          EXHIBIT INDEX

Exhibit No.  Description of Exhibit
-----------  ---------------------------------------------------------
99.1         Press release dated January 20, 2009

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINANCIAL FEDERAL CORPORATION
                                       -----------------------------
                                       (Registrant)


                                       By:  /s/ Steven F. Groth
                                            -----------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)


January 20, 2009
----------------
(Date)

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